EXHIBIT 99.1

For Immediate Release

January 14, 2015

For Further Information Contact:

John Stapleton

480-440-1449

El CAPITAN RELEASES 2015 GUIDANCE

AND SECURES SHIPPING CONTAINERS

Scottsdale, Arizona – El Capitan Precious Metals, Inc. (OTCQB: ECPN) announced its financial outlook for the fiscal year ending September 30, 2015. ECPN expects to book revenue from sales of precious metals concentrates derived from head ore mining in the quarter ending March 31, 2015.

The Company plans to mine 350,000–400,000 metric tons in Fiscal 2015, yielding gross revenues from the sales of its precious metals concentrates of $22–26 million, while continuing to stockpile its iron ore until prices become more favorable. El Capitan expects such revenues to yield $4.5–5.3 million of pre-tax profit for fiscal 2015 booked on an accrual basis in accordance with Generally Accepted Accounting Principles (GAAP) with a cumulative positive pre-tax profit expected in the quarter ending June 30.

ECPN also reported that it has successfully arranged with a third party for the use of regularly available shipping containers to support its projected sales.

John F. Stapleton, Chairman of the Board of Directors of ECPN, stated: “Our continued dedication to mining operations at our El Capitan property is delivering expected tangible results. We will continue to work with our valued partners as we progress with our plan to profitably operate the mine for our shareholders and as we seek a buyer.”

About El Capitan Precious Metals, Inc.:

El Capitan Precious Metals, Inc. is a mining company based in Scottsdale, Arizona that is principally engaged in the mining of precious metals and other minerals. The Company’s primary asset is its wholly owned subsidiary El Capitan, Ltd., an Arizona corporation, which holds the 100% equity interest in the El Capitan property located near Capitan, New Mexico. www.elcapitanpmi.com

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Forward-Looking Safe Harbor Statement:

The statements included in this press release concerning predictions of economic performance and management's plans and objectives constitute forward-looking statements made pursuant to the safe harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended. Forward-looking statements are statements that are not historical facts. Words such as "expect(s)," "feel(s)," "believe(s)," "will," "may," "anticipate(s)" and similar expressions are intended to identify forward-looking statements. These statements include, but are not limited to, statements regarding the expected completion, timing and results of metallurgical testing, interpretation of drill results, the geology, grade and continuity of mineral deposits, results of initial feasibility, pre-feasibility and feasibility studies and expectations with respect to the engaging in strategic transactions. All of such statements are subject to risks and uncertainties, many of which are difficult to predict and generally beyond the control of the Company, that could cause actual results to differ materially from those expressed in, or implied or projected by, the forward-looking information and statements. Specifically, there can be no assurance regarding the timing and terms of any transaction involving the Company or its El Capitan property, or that such a transaction will be completed at all. In addition, there can be no assurance that periodic updates to the Company's geological technical reports will support the Company's prior claims regarding the metallurgical value and make-up of the ore on the New Mexico property. Additional risks and uncertainties affecting the Company include, but are not limited to, the possibility that future exploration, development, testing or mining results will not be consistent with past results and/or the Company's expectations; discrepancies between different types of testing methods, some or all of which may not be industry standard; the ability to mine precious and other minerals on a cost effective basis; the Company's ability to successfully complete contracts for the sale of its products; fluctuations in world market prices for the Company's products; the Company's ability to obtain and maintain regulatory approvals; the Company's ability to obtain financing for continued operations and/or the commencement of mining activities on satisfactory terms; the Company's ability to enter into and meet all the conditions to consummate contracts to sell its mining properties that it chooses to list for sale; and other risks and uncertainties described in the Company's filings from time to time with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof, and we do not undertake any obligation to revise and disseminate forward-looking statements to reflect events or circumstances after the date hereof, or to reflect the occurrence of or non-occurrence of any events.

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